                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 18, 2002
                                (Date of Report)

                                  ULTRAK, INC.
             (Exact name of Registrant as specified in its charter)

Delaware                                               0-9463                                      75-2626358
(State or other jurisdiction of                     (Commission                                  (IRS Employer
incorporation or organization)                       file Number)                              Identification No.)



                             1301 Waters Ridge Drive
                             Lewisville, Texas 75057
                    (Address of principal executive offices)



                                 (972) 353-6500
              (Registrant's telephone number, including area code)





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                          ULTRAK, INC. and SUBSIDIARIES


Item 5:  Other Events


On April 18, 2002, Ronald Harnisch and Peter Beare resigned from the Board of Directors (the "Board") of Ultrak, Inc. (the "Company"). Vince Broady had previously resigned from the Board. Niklaus Zenger ("Zenger"), Michael Morris ("Morris") and Gerard Codeluppi ("Codeluppi") have been elected to the Board. In light of Zenger's significant voting stake in the Company and after having met with Zenger on a number of occasions, the Board determined that it was appropriate that Zenger be elected to the Board. Zenger recommended both Morris and Codeluppi serve as directors. The Audit Committee of the Board now consists of Codeluppi, Alastair Gunning and Bryan Tate (with Mr. Tate serving as Chairman) and the Compensation Committee of the Board consists of Codeluppi, Mr. Gunning and Mr. Tate (with Mr. Gunning serving as Chairman).


Item 7: Financial Statements and Exhibits


(a)      Financial Statements of businesses acquired.


         Not Applicable.


(b)      Pro Forma financial information.


         Not Applicable.


(c)      Exhibits.


         Not Applicable





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ULTRAK, INC.
                                      (Registrant)



Date: April 23, 2002            By:
                                   -------------------------------------------
                                       Chris Sharng, Senior Vice President and
                                       Chief Financial Officer








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